UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: November 29, 2005 (Date of earliest event reported)
Zones Inc (Exact name of registrant as specified in its charter)

WA (State or other jurisdiction of incorporation)	0-28488 (Commission File Number)	91-1431894 (IRS Employer Identification Number)

1102 15th Street SW, Suite 102 (Address of principal executive offices)		98001 (Zip Code)
2532053000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On November 29, 2005, Zones, Inc. (the "Company") issued a press release entitled "Zones Expands with New Portland Office." The release is attached as Exhibit 99.1.

Forward Looking Statements
Any forward-looking statements contained in this Current Report on Form 8-K are based on the Company's beliefs and expectations as of the date of this report and are subject to certain risks and uncertainties which may have a significant impact on its business, operating results or financial condition. Should any risk or uncertainty materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described in the forward-looking statements. Factors affecting the Company's business and prospects are discussed in its filings with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Exhibits

            99.1       Press Release of Zones Inc dated November 29, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2005	ZONES INC By: /s/ Ronald McFadden Ronald McFadden Secretary and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Zones Inc dated November 29, 2005